UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2012 (November 26, 2012)

Validus UPS, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-1070844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 Richmond Road, Pembroke, Bermuda	HM08
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(441) 278-9000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

                              On November 30, 2012, Validus Holdings, Ltd. (“Validus”) completed its acquisition of Flagstone Reinsurance Holdings, S.A. (“Flagstone”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 30, 2012, by and among Validus, Flagstone, Flagstone Reinsurance Holdings (Bermuda) Limited (“Flagstone Bermuda”) and Validus UPS, Ltd. (“Validus UPS”). Pursuant to the terms of the Merger Agreement, the acquisition was completed by means of two mergers. First, Flagstone became a Bermuda entity through a first-step merger with and into Flagstone Bermuda, a newly-formed subsidiary of Flagstone (the “First-Step Merger”). Second, immediately following the First-Step Merger, Flagstone Bermuda merged through a second-step merger with and into Validus UPS, a newly-formed Validus subsidiary (the “Second-Step Merger,” and together with the First-Step Merger, the “Mergers”). Following the Second-Step Merger, the successor-in-interest to Flagstone became wholly owned by Validus. Upon completion of the Mergers, each share of Flagstone issued and outstanding immediately prior to the First-Step Merger was converted into the right to receive 0.1935 Validus common shares, $2.00 in cash, without interest, and cash in lieu of any fractional share to which the holder was entitled (the “Merger Consideration”).

                              The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Flagstone’s Current Report on Form 8-K filed on September 4, 2012 and incorporated by reference herein.

                               A copy of the press release dated November 30, 2012 announcing the completion of the Mergers is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 1.02	Termination Of A Material Definitive Agreement

                              The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

                              Effective November 26, 2012, in connection with the completion of the Mergers, Flagstone voluntarily terminated its secured letter of credit facility with Barclays Bank Plc (the “Barclays Facility”). At the time of termination, there were no outstanding letters of credit issued under the Barclays Facility.

Item 3.01	Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing

                              The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

                              On November 30, 2012, Validus UPS, the successor-in-interest to Flagstone, notified the New York Stock Exchange (“NYSE”) of the effectiveness of the Mergers and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Form 25 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to effect the delisting of Flagstone shares from the NYSE. Such delisting will result in the termination of the registration of Flagstone’s shares under Section 12(b) of the Exchange Act. Additionally, Validus UPS will be filing a Form 15 with the SEC, requesting the termination of the registration of Flagstone’s shares under Section 12(g) of the Exchange Act and suspension of reporting obligations of Flagstone under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification To Rights Of Security Holders

                              The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

                              In connection with the completion of the Mergers, each Flagstone share issued and outstanding immediately prior to the First-Step Merger was converted into the right to receive the Merger Consideration, and Flagstone’s shareholders immediately prior to the First-Step Merger ceased to have any rights as shareholders of Flagstone (other than their right to receive the Merger Consideration). Because Flagstone shareholders will receive Validus common shares as a portion of the Merger Consideration, they will have the rights of a shareholder of Validus.

Item 5.01	Changes In Control Of Registrant

                              The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

                              At the effective time of the Mergers, as contemplated under the Merger Agreement, the successor-in-interest to Flagstone became wholly owned by Validus.

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                              The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

                              On November 30, 2012, upon completion of the Mergers and in accordance with the terms of the Merger Agreement, the directors of Validus UPS immediately prior to the effective time of the Mergers, C. Jerome Dill, Stuart Mercer and Jeffrey Sangster, became the directors of Validus UPS, as the successor-in-interest to Flagstone. As a result of the Mergers, the members of the Flagstone board of directors immediately prior to the completion of the Mergers, Gary Black, David A. Brown, Stephen Coley, Thomas Dickson, Stewart Gross, E. Daniel James, Dr. Anthony Knap, Anthony P. Latham, Jan Spiering, Wray T. Thorn and Peter F. Watson, no longer serve as directors.

                              On November 30, 2012, upon completion of the Mergers and in accordance with the terms of the Merger Agreement, the officers of Validus UPS immediately prior to the effective time of the Mergers became the officers of Validus UPS, as the successor-in-interest to Flagstone, and the following officers of Flagstone were terminated from their positions: David Brown, Chief Executive Officer; Guy Swayne, Executive Vice President of Flagstone Reássurance Suisse, SA; Gary Prestia, Chief Executive Officer of Flagstone Representatives (US) Inc.; and David Flitman, Executive Director of Global Property Underwriting. In addition, Patrick Boisvert, the Principal Financial Officer and Principal Accounting Officer of Flagstone immediately prior to the completion of the Mergers, will no longer serve in those positions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                              The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

                              Upon completion of the Mergers and in accordance with the terms of the Merger Agreement, the Memorandum of Association and Bye-Laws of Validus UPS became the Memorandum of Association and Bye-Laws of Validus UPS as the successor-in-interest to Flagstone.

                              The Memorandum of Association and the Bye-Laws of Validus UPS, as the successor-in-interest to Flagstone, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits

                              (d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of August 30, 2012, by and among Validus Holdings, Ltd., Validus UPS, Ltd., Flagstone Reinsurance Holdings, S.A. and Flagstone Reinsurance Holdings (Bermuda) Limited (incorporated by reference to the Current Report on Form 8-K filed on September 4, 2012).

3.1	Memorandum of Association of Validus UPS, Ltd.

3.2	Bye-Laws of Validus UPS, Ltd.

99.1	Press Release, dated November 30, 2012

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALIDUS UPS, LTD.

	By:	/s/ Jeffrey D. Sangster

Name: Jeffrey D. Sangster
Title: Chief Financial Officer
Date: November 30, 2012